Wealthfront Risk Parity Fund

Class W WFRPX

A Series of Two Roads Shared Trust

Supplement dated March 15, 2019 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

dated February 28, 2019

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

Effective March 7, 2019, Ashley Fieglein Johnson has been added to the Fund’s portfolio management team. Information in the Prospectus and SAI is revised as follows:

The following replaces in its entirety the section entitled “Portfolio Managers” on page 6 of the Prospectus:

Portfolio Managers

Portfolio Managers	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Ashley Fieglein Johnson	Since 2019	Chief Financial Officer
Celine Sun, Ph.D., CFA	Since Inception	Senior Director of Research

The following replaces in its entirety the section entitled “Portfolio Managers” under the heading “Management” on page 10 of the Prospectus:

Portfolio Managers

The Fund is managed by Ms. Ashley Fieglein Johnson and Dr. Celine Sun, each of whom are responsible for overseeing the day-to-day management of the Fund, as well as setting the Fund’s overall investment strategy. Information regarding the portfolio manager is set forth below. Further information regarding the portfolio managers, including compensation, other accounts managed, ownership of securities in the Fund is available in the Fund’s SAI.

Ashley Fieglein Johnson, is a portfolio manager for the Fund and serves as the Chief Financial Officer (“CFO”) of the Adviser as well as Chief Operating Officer and CFO of Wealthfront Corporation, the parent company of the Adviser, and Wealthfront Advisers LLC (together with the Adviser, “Wealthfront”). Prior to joining Wealthfront in 2015, Ashley held a range of senior leadership positions at ServiceSource (NASDAQ: SREV) that included Chief Customer Officer, Interim CEO and Chief Financial Officer. Prior to ServiceSource, Ashley was a Principal Partner at General Atlantic, and worked in venture investing and investment banking with Morgan Stanley. Ms. Johnson earned both a B.A. and an M.A. from Stanford University.

Celine Sun, Ph.D., CFA, is a portfolio manager for the Fund, and a Senior Director of Research of the Adviser. Dr. Sun has been with the Adviser since its inception, and joined Wealthfront in 2013 as Director of Research. Dr. Sun earned her B.S. in Mathematics from the University of Science and Technology of China and her PhD in Financial Economics from the University of Washington. She is a CFA charterholder and member of the CFA Society of San Francisco.

The section “Portfolio Managers” beginning on page 27 of the SAI is revised to include the following information:

The tables below include details about the type, number, and assets under management for the various types of other accounts managed by the Portfolio Managers, and the total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts. The information is as of the date of this SAI.

Wealthfront Risk Parity Fund

Ashley Fieglein Johnson

Account Type Investment Team	Number of Other Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Celine Sun

Account Type Investment Team	Number of Other Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ownership of Securities

As of March 14, 2019:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Ashley Fieglein Johnson	$10,001-$50,000
Celine Sun	$1-$10,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This Supplement and Fund’s Prospectus, Summary Prospectus and the SAI, each dated February 28, 2019, provides relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-877-910-4232.